                      COLUMBIA INSURANCE CORPORATION LTD.              EXHIBIT 1

                   INTERIM REPORT RULE 24 - FILE NO. 70-8905
            DESCRIPTION OF CURRENT BUSINESS WRITTEN THROUGH: 12/31/00


ALL RISK PROPERTY                               LIMITS

FRONT
PERIOD                    PER OCC/ AGGREGATE                               DEDUCTIBLE                    FRONTER
COMPANY
6/30/96-97                $500,000-$650,000/$3MM                        $100,000-250,000                Arkwright

6/30/97-98                $5000,000-$650,000,000/$3MM                   $100,000-250,000                Arkwright

6/30/98-99                $500,000-$650,000/$3MM                        $100,000-250,000          Hartford Steam Boiler

6/30/99-00                $500,000-$650,000/$3MM                        $100,000-250,000          Hartford Steam Boiler

6/30/00-01                $500,000-$650,000/$3MM                        $100,000-250,000          Hartford Steam Boiler

GENERAL/AUTO LIABILITY
                          LAYER     PER OCC/AGG LIMIT                      ATTACHMENT                    FRONTER
7/1/96-97                 Primary   US$800,000/3,000,000                    $200,000                      AEGIS

                          Excess    US$1,000,000/1,000,000                 $1,000,000                     AEGIS

7/1/97-98                 Primary   US$800,000/3,800,000*                   $200,000                      AEGIS

                          Excess    US$1,000,000/1,500,000*                $1,000,000                     AEGIS

7/1/98-99                 Primary   US$800,000/3,000,000                    $200,000                      AEGIS

                          Excess    US$1,000,000/1,000,000                 $1,000,000                     AEGIS

7/1/99-00                 Primary   US$800,000/3,000,000                    $200,000                      AEGIS

                          Excess    US$1,000,000/1,000,000                 $1,000,000                     AEGIS

7/1/00-01                 Primary   US$800,000/3,000,000                    $200,000                      AEGIS

                          Excess    US$1,000,000/1,000,000                 $1,000,000                     AEGIS

                                                                       EXHIBIT 1
                      COLUMBIA INSURANCE CORPORATION, LTD.

                   INTERIM REPORT RULE 24 - FILE NO. 70-8905
           DESCRIPTION OF CURRENT BUSINESS WRITTEN THROUGH: 12/31/00

* Limits for the 1997/98 reinsurance were changed retroactively. There was no change in 1998-99 limits.